                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             --------------------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): November 18, 1999



                          Commercial Intertech Corp.
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-10697                 34-0159880
----------------------------           -----------           ------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number           Identification No.


              1775 Logan Avenue, Youngstown, Ohio                44501-0239
            ----------------------------------------             ----------
            (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code (330) 746-8011
                                                          --------------
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Item 5.   Other Events.

On November 18, 1999, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated November 18, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Commercial Intertech Corp.


Dated: November 19, 1999               By:  /s/ Steven J. Hewitt
                                            ------------------------------------
                                       Steven J. Hewitt
                                       Senior Vice President and Chief Financial
                                       Officer

                                       3
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                                 Exhibit Index
                                 -------------

   Exhibit #                    Item
---------------           -----------------
     99.1                   Press Release

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